Statements of Net Assets Available for Benefits - EBP 56-1814206 001 - USD ($)	Dec. 31, 2024	Dec. 31, 2023
Assets
Investments at fair value	$ 31,895,218	$ 30,933,335
Notes receivable from participants	226,402	176,583
Employer contributions receivable	13,376	10,211
Net assets available for benefits	$ 32,134,996	$ 31,120,129